Earnings Per Share	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Earnings Per Share
Earnings (Loss) Per Share

The following table presents the calculation of basic and diluted earnings (loss) per share. All share and per share amounts have been adjusted to reflect the Reverse Stock Split. See Note 1: "Organization" for further additional information.

	Year Ended December 31,
	2016	2015	2014
	(in millions, except per share amounts)
Basic earnings (loss) per share:
Numerator:
Net income (loss) from continuing operations attributable to Hilton stockholders	$(18)	$876	$174
Denominator:
Weighted average shares outstanding	329	329	328
Basic earnings (loss) per share	$(0.05)	$2.67	$0.53

Diluted earnings (loss) per share:
Numerator:
Net income (loss) from continuing operations attributable to Hilton stockholders	$(18)	$876	$174
Denominator:
Weighted average shares outstanding	329	330	329
Diluted earnings (loss) per share	$(0.05)	$2.66	$0.53

Approximately 2 million share-based compensation awards were excluded from the weighted average shares outstanding used in the computation of diluted loss per share for the year ended December 31, 2016, and less than 1 million awards were excluded in the computation of diluted earnings per share for the years ended December 31, 2015 and 2014 because their effect would have been anti-dilutive under the treasury stock method.